                                                              EXHIBIT 10(iii)(d)

                                    Mailing Address: Hartford, Connecticut 06152
                                            Home Office: Bloomfield, Connecticut



                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY


POLICYHOLDER: EXXON CORPORATION

ADDRESS: Dallas, Texas

ACCOUNT NUMBER: 2518033

Group Insurance                Effective        Anniversary
Policy and Policy Number       Date             Date
------------------------       ----             ----

Group Term Life Insurance      11-1-95          1-1
2518033-01





This policy is issued in Louisiana and shall be governed by its laws.



  BA: Michael Horan

These Policies contain the terms under which the Insurance Company agrees to insure certain Employees and pay benefits.

The Insurance Company and the Policyholder have agreed to all of the terms of these policies.


      /s/ DAVID C. KOPP                    /s/ JOHN WILKINSON
----------------------------           --------------------------
Corporate Secretary                             President

      /s/ MICHAEL HORAN                      January 5, 1996
----------------------------                 ---------------
      Registrar                              Date Registered


Countersigned by       /s/ BARBRA BEITZ
              ---------------------------------
                  Licensed Resident Agent


GM5800 1C3

                                      Connecticut General Life Insurance Company
                                      ------------------------------------------




                                    CONTENTS



                                                              Section
                                                              -------

THE SCHEDULE
     THE INSURANCE SCHEDULE...................................3
     ALL OTHER SCHEDULE SECTIONS..............................Certificate

DEFINITIONS...................................................Certificate

ELIGIBILITY...................................................Certificate

EFFECTIVE DATE................................................Certificate

BENEFITS
     Life Insurance...........................................Certificate

BENEFICIARY DESIGNATION.......................................Certificate

PAYMENT OF BENEFITS...........................................Certificate

TERMINATION OF INSURANCE......................................Certificate

LIFE CONVERSION PRIVILEGE.....................................Certificate

PREMIUMS......................................................28 and 34

CANCELLATION OF POLICY........................................36

MISCELLANEOUS PROVISIONS......................................38 and Certificate


GM5800 2LI1                         Section                                V-11
                                       2                                   Spec.

                                      Connecticut General Life Insurance Company



                                      ------------------------------------------


                             THE INSURANCE SCHEDULE




The terms set forth herein and in the Certificate(s) listed below describe the insurance underwritten by the Insurance Company. These Certificates are included in and made a part of the policy(ies). Each Certificate is identified by a Certificate Number (CN).

Any reference in the certificate to "you" or "yours" refers to the Employee.

An Employee in any of the classes shown below may be insured but only for the policy(ies) listed for his Employee Class. The Effective Date shown below is the date on which a policy becomes effective for an Employee Class.

An Employee will become eligible and insured in accordance with the terms of the "Eligibility" and "Effective Date" sections of the Certificate.

     GROUP POLICY(IES)                       EMPLOYEE CLASS
--------------------------         ---------------------------------

Certificate                           Eligible             Effective
Number         Policy(ies)            Employees            Date
------         -----------            ---------            ----

CN001          Life Insurance   Each Covered Employee and  11-1-95
               2518033-01       each Covered Annuitant




GM5800 3IS1                      Section

                                      Connecticut General Life Insurance Company
                                      ------------------------------------------






                                    PREMIUMS




PREMIUM PAYMENT. The first premium will be due on the Effective Date. After that, premium will be due monthly unless the Policyholder and the Insurance Company agree on some other method of premium payment. The Policyholder and the Insurance Company may agree to change the method of premium payment from time to time. Premiums are payable at the Home Office of the Insurance Company or to an authorized agent of the Insurance Company. In the event that the Policyholder receives notice of an injunction or order of rehabilitation or liquidation of the Insurance Company, premiums are payable to the State of Louisiana.

PREMIUM DUE DATE. After the Effective Date, the Premium Due Date will be the first of the month. The Anniversary Date will be the first of the month when the policy becomes effective. If the Policyholder and the insurance Company agree that premiums will be paid on a quarterly, semiannual or annual basis, the Premium Due Date will be at the appropriate regular interval, quarterly, semiannually or annually. Premiums must be received at the Home Office or by an authorized agent of the Insurance Company on the Premium due Date or the policy will be cancelled except as set forth in the Grace Period.

MONTHLY STATEMENT DATE. If premiums are to be paid monthly, the Monthly Statement Date will be the same as the Premium Due Date. If premiums are to be paid on a quarterly, semiannual or annual basis, the Monthly Statement Date will be the day in each month with the same number as the Premium Due Date.

MONTHLY PREMIUM STATEMENT. If premiums are due monthly, a Monthly Premium Statement will be prepared as of the Premium Due Date. This Monthly Premium Statement will show the premium due. If premiums are due quarterly, semiannually or annually, a Monthly Premium Statement will be prepared as of the Monthly Statement Date for the time from the Monthly Statement Date to the next Premium Due Date. This Monthly Statement will reflect any pro rata premium charges and credits due to changes in the number of insured persons and changes in insurance amounts that took place in the preceding month.

SIMPILFIED ACCOUNTING. To simplify the accounting process, premium adjustments will be made on the Monthly Statement Date.



GM5800 34Cl                      Section                                  V-29
                                    34                                    Spec.

                   Connecticut General Life Insurance Company
                   ------------------------------------------





                              PREMIUMS (Continued)





LIFE INSURANCE PREMIUM. The monthly premium for Life Insurance will be a certain percentage of the Policyholder's monthly payroll. That percentage will be calculated by the Insurance Company based on the experience of this Life Insurance policy. That percentage will be subject to approval by the Policyholder.



GM5800 34LI2                     Section                                  V-7
                                    34                                    Spec.

                   Connecticut General Life Insurance Company
                   ------------------------------------------





                              PREMIUMS (Continued)




CHANGE IN METHOD OF PREMIUM PAYMENT. If premiums are to be paid other than monthly, the method of calculation is the same. However, the rate for each class is first changed to quarterly, semiannual or annual rates by multiplying them by 2.9852, 5.9557 or 11.8227 respectively. All results are taken to the nearer cent. If the Policyholder and the Insurance Company agree to a change in the method of premium payment or to a change in the Anniversary Date, a pro rata adjustment will be made in the premium due.

CHANGES IN PREMIUM RATES. The premium rates may be changed by the Insurance Company from time to time with at least 31 days advance written notice. An increase will not be made more often than once in a 12-month period without approval by the Policyholder. If an increase in premium rates takes place on a date that is not a Premium Due Date, a pro rata premium will be due on the date of the increase. The pro rata premium will apply for the increase from the date of the increase to the next Premium Due Date. If a decrease in premium rates takes place on a date that is not a Premium Due Date, a pro rata credit will be granted. The pro rata credit will apply for the decrease from the date of the decrease to the next Premium Due Date.

The Insurance Company may change rates immediately if, following the latter of the effective date or renewal date, the enrolled population either increases or decreases by 15% or more.

As of any Anniversary Date after the policy has been in force for 12 months, the Insurance Company may grant a credit in such amount as it may determine, based on experience.



GM5800 34Cl                      Section                                  V-59
                                    34                                    Spec.

                                      Connecticut General Life Insurance Company
                                      ------------------------------------------




                             CANCELLATION OF POLICY



The Policyholder may cancel the policy as of any Premium Due Date by giving written notice to the Insurance Company before that date.

The Insurance Company may cancel the policy as of any Premium Date if the number of insured Employees is less than 60% of those eligible.

The Insurance Company may cancel the policy as of any Anniversary Date by giving written notice of cancellation to the Policyholder at least thirty days prior to such Anniversary Date.

If a premium is not received at the Home Office or by an authorized agent of the Insurance Company when due, the policy will automatically be cancelled as of the Premium Due Date, except as set forth below.

GRACE PERIOD. If, before a Premium Due Date, the Policyholder has not given written notice to the Insurance Company that the policy is to be cancelled, a Grace Period of 31 days will be granted for the payment of each premium after the initial premium. The policy will stay in effect during that time. If any premium is not received at the Home Office or by an authorized agent of the Insurance Company by the end of the Grace Period, the policy will automatically be cancelled at the end of the Grace Period; except that, if the Policyholder has given written notice in advance of an earlier date of cancellation, the policy will be cancelled as of the earlier date. The Policyholder will be liable to the Insurance Company for any unpaid premium for the time the policy was in force.



GM5800 36C5                      Section                                  V-12
                                    36                                    Spec.

                                      Connecticut General Life Insurance Company
                                      ------------------------------------------





                            MISCELLANEOUS PROVISIONS




EXECUTION OF POLICY. The policy is executed at the Home Office of the Insurance Company. The Post Office address of the Insurance Company is Hartford, Connecticut.

CONSIDERATION. The policy is issued to the Policyholder in consideration of the application and payment of premiums.

INSURANCE DATA. The Policyholder will give the Insurance Company all of the data that it needs to calculate the premium and all other data that it may reasonably require. Failure of the Policyholder to give this data will not void or continue an Employee's insurance. The Insurance Company has the right to examine the Policyholder's records relative to these benefits at any reasonable time while the policy is in effect. It also has this right until all rights and obligations under the policy are finally determined.

ASSIGNMENTS. An Employee may assign all of his rights in and to this Life Insurance with the written approval of the Policyholder. An assignment will transfer the interest of the Employee and any Beneficiary to the assignee. Any such assignment will remain in force until changed by the assignee. No assignment will be in effect until a copy is filed with the Insurance Company. However, the assignment may be filed with the Policyholder if the Insurance Company agrees in advance. The Insurance Company is not responsible for the validity or sufficiency of any assignment.



GM5800 38LI1                     Section
                                    38                                    Spec.

                                      Connecticut General Life Insurance Company
                                      ------------------------------------------




                      MISCELLANEOUS PROVISIONS (Continued)



MISSTATEMENT OF AGE. The misstatement of an Employee's age will not affect his amount of insurance. Premiums will be adjusted so that the Policyholder will pay the Insurance Company the premiums at the true age of the Employee.

INCONTESTABILITY. The Insurance Company will not contest the validity of the policy after two years from the date of issue except for non-payment of premiums. No statement made by an Employee as to his insurability will be used to contest the validity of the insurance after it has been in force prior to the contest for a period of two years during the Employee's life. No statement made by an Employee will be used unless it is made in writing and signed by him.

ENTIRE CONTRACT. The entire contract will be made up of the policy, the application of the Policyholder, a copy of which is attached to the policy, and the applications, if any, of the Employees.

POLICY CHANGES. Changes may be made in the policy only by amendment signed by the Policyholder and by the Insurance Company acting through its President, Vice President, Secretary or Assistant Secretary. No agent may change or waive any terms of the policy.

STATEMENTS NOT WARRANTIES. All statements made by the Policyholder or by an insured Employee will, in the absence of fraud, be deemed representations and not warranties. No statement made by the Policyholder or by the Employee to obtain insurance will be used to avoid or reduce the insurance unless it is made in writing, and is signed by the Policyholder or the Employee and a copy is sent to the Policyholder, the Employee or his Beneficiary.

CERTIFICATES. The Insurance Company will issue to the Policyholder for delivery to each insured Employee an individual certificate. The Policyholder will be responsible for distributing the certificates to its Employees. The certificate will show the benefits provided under the policy. It will set forth any changes in benefits due to age, to whom benefits will be paid and the terms of the Conversion Privilege. Nothing in the certificate will change or void the terms of the policy.



GM5800 38LI2                     Section

                               EXXON CORPORATION





                          Executive Contributory Life
                             Insurance Certificate




                               Effective 11/l/95



CNOOI

TABLE OF CONTENTS





                                          Page

Certification.............................  3
The Schedule..............................  5
Eligibility - Effective Date..............  6
Life Insurance............................  7
Payment of Benefits.......................  9
Termination of Insurance.................. 11
Definitions............................... 12

                         PAGE INTENTIONALLY LEFT BLANK

                                            Home Office: Bloomfield, Connecticut

                                    Mailing Address: Hartford, Connecticut 06152





                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY



A CIGNA company (called CG) certifies that it insures certain Employees for the benefits provided by the following policy(s):






POLICYHOLDER: EXXON CORPORATION


GROUP POLICY(IES) - COVERAGE
2518033-01 Life Insurance





This certificate describes the main features of the insurance. It does not waive or alter any of the terms of the policy(s). If questions arise, the policy(s) will govern.

This certificate takes the place of any other issued to you on a prior date which described the insurance.



                                           /s/ DAVID C. KOPP
                                      ----------------------------
                                         Corporate Secretary



GM6000 C2                                                                 V-2
                                 3                                        CER7

                              Explanation of Terms


You will find terms starting with capital letters throughout your certificate. To help you understand your benefits, most of these terms are defined in the Definitions section of your certificate.







----------------------------------THE SCHEDULE----------------------------------



 The Schedule is a brief outline of your maximum benefits which may be payable under your Insurance. For a full description of each benefit, refer to the appropriate section listed in the Table of Contents.

----------------------------------THE SCHEDULE----------------------------------


LIFE INSURANCE (EXECUTIVE CONTRIBUTORY LIFE INSURANCE)

For You
Amount of Life Insurance

One-half times your annual Normal Compensation, if you are insured under any Contributory Group Life Insurance Plan available to employees in general, applicable to a Participating Employer

or

You may elect either one-half times, one times or one and one-half times your annual Normal Compensation, if you are not insured under any Contributory Group Life Insurance Plan available to employees in general, applicable to a Participating Employer

Initial Amount of Life Insurance

Your amount of Life Insurance on the day you become insured is based on your annual Normal Compensation on that day. If you are not insured under any Contributory Group Life Insurance Plan available to employees in general, applicable to a Participating Employer, your amount of Life Insurance is also based on the amount you elect (one-half, one or one and one-half times your annual Normal Compensation). However, in order for your insurance to become effective, you may be required to satisfy the Insurability Requirement on or before that day.

Changes In Amount of Life Insurance

Any change in your amount of Life Insurance due to a change in Normal Compensation or a change in your election will be scheduled to take place on the date your Normal Compensation changes or the date you would like your election change to take effect, respectively. However, before any increase in your insurance becomes effective on account of an increase in your election, you may be required to satisfy the Insurability Requirement and be accepted by CG for the increased amount on or before the date you would like your election change to take effect.

Insurability Requirement

You will be considered to have satisfied the Insurability Requirement for an amount of Life Insurance on the date the Employer receives from CG its written acknowledgement that it accepts you as insurable for that amount. To determine your acceptability for an amount of Life Insurance, CG will require evidence of good health and may require that it be provided at your expense.

ELIGIBILITY - EFFECTIVE DATE



You will become eligible for insurance on the day you become a Covered Employee.



Employee Insurance

This plan is offered to you as an Employee. To be insured, you will have to pay the entire cost of the Life Insurance described in this certificate.

Effective Date of Your Insurance

You will become insured on the date you elect the insurance by signing an approved payroll deduction form, but no earlier than the date you become eligible. If you are a Late Entrant, your insurance will not become effective until the Employer receives from CG its written acknowledgement that it agrees to insure you.

Late Entrant - Employee


You are a Late Entrant if:


     .     you elect the insurance more than 60 days after you become.
           eligible; or

     .     you again elect it after you cancel your payroll deduction.

If you are a Late Entrant, CG will require evidence of good health and may require that it be provided at your expense.



GM6000 EL I                                                               V-20
GM6000 EF 1
                                 6                                       EL13 M

LIFE INSURANCE



Death Benefit



CG will pay the amount of your Life Insurance when it receives due proof that you died while insured for this benefit. The amount payable is determined from The Schedule and the other terms of the policy.



GM6000 LI 23
                                  7                                     LIF89

LIFE INSURANCE



Conversion Privilege



When your Life Insurance ceases, you may apply to CG for an individual converted life policy. It will be issued to you if you are entitled to convert and if you apply in writing and pay the first premium to CG within 31 days after the date your Life Insurance ceases. Evidence of good health is not needed.

Entitled To Convert

You are entitled to convert your Life Insurance only if:

     . your insurance ceases because you are no longer in Active Service or no longer eligible for Life Insurance.

     .     your insurance ceases or is reduced because of retirement.

     . the policy is cancelled for your class of Employees and you have been insured under the policy for at least five years before it is cancelled.

The amount of Life Insurance that you are entitled to convert will not be more than the amount of group Life Insurance that you lose. If all insurance under the policy is cancelled on the class of Employees to which you belong, the amount of insurance under the converted life policy will be the smaller of: (a) the amount of your insurance which ceases less any amount of group life insurance for which you become eligible within 31 days after the insurance ceases; or (b) $2,000.

The converted policy will be one of CG's current offerings based on its rules for converted life policies. It will be issued at your attained age for the premium that applies to the class of risk to which you then belong. It will take effect on the 32nd day after your Life Insurance ceases. Neither term insurance nor disability benefits are offered under the converted life policy.

Payment During Conversion Period

If you die during the 31 days in which you may convert to an individual life policy, CG will pay to the Beneficiary designated under your group policy, the amount of insurance you could have converted. In this case, no payment will be made under the converted policy.



GM6000 L156                                                               V-20
GM6000 L157
                                 8                                      LIF131 M

PAYMENT OF BENEFITS



To Whom Payable




Any benefits for loss of your life will be paid to your named Beneficiary.

Any amount of your loss of life benefits for which there is no designated or surviving Beneficiary will be paid, in a single sum to the first class of the following classes of Successive Preference Beneficiaries as shown below.

Successive Preference Beneficiaries

Successive Preference Beneficiaries are the following persons:

     .     your spouse.

     . your children. The single sum will be divided equally among your children who either survive you or die before you leaving children of their own who survive you. In the case of your child or each of your children who dies before you leaving children who survive you, that child's share will be divided equally among their child or children.

     . your surviving parents. The single sum will be divided equally between your parents if both your parents survive you.

     . your surviving brothers and sisters. The single sum will be divided equally among your brothers and sisters who either survive you or die before you leaving children of their own who survive you. In the case of each brother or sister who dies before you leaving children who survive you, that brothers or sisters share will be divided equally among their child or children.

     .     your executors or administrators.

If any person to whom benefits are payable is a minor, or in CG's opinion, is not able to give valid receipt for any payment due him, such payment will be made to his legal guardian.

Payment in the manner described above will release CG from all liability to the extent of any payment made.



GM6000 POB 8                                                              V-10
                                  9                                      PMT25 M

PAYMENT OF BENEFITS




Time of Payment



All benefits will be paid by CG when it receives due proof of loss.

Life Payment Option


At your written request, your amount of Life Insurance will be paid in installments after your death rather than in one sum, based on CG's installment plans then available. If you do not make this request, your Beneficiary may do so, in writing, after your death.

Installment payments are not available if your amount of Life Insurance is less than $2500.

If your Beneficiary dies while receiving installment payments, the remaining installments, unless otherwise disposed of, will be commuted at the rate of 3% compound interest per year. Payment will then be made in one sum to the executors or administrators of your Beneficiary's estate.

Beneficiary Designation
Beneficiary

When you become insured, you should name someone as your Beneficiary to receive your Life Insurance benefits. Your Beneficiary designation will be filed with CG, or if agreed to in advance by CG, with the Policyholder.

Change of Beneficiary

You may change your Beneficiary at any time by completing a form satisfactory to CG and signed by you. No change will take effect until this form is received by CG (or by the Policyholder if CG has agreed to this in advance). When the form is received, the change will take effect as of the date on the form. If you die before the form is received, CG will not be liable for any payment it has already made.

Consent of Beneficiary

Your Beneficiary's consent will not be required to change the Beneficiary or to effect any other changes.



GM6000 POB 9
GM6000 POB 10                                                             V-11
                                  10                                     PMT90 M

TERMINATION OF INSURANCE - EMPLOYEES



Your insurance will cease on the earliest date below:

     . the date you cease to be in a class of Covered Employees or cease to qualify for the insurance.

     . the last day for which you have made any required contribution for the insurance.

     .     the date the policy is cancelled.

     .     the date your Active Service ends except-as described below.

Any continuation of insurance must be based on a plan which precludes individual selection.

If your Active Service ceases due to sickness, injury, leave of absence or temporary lay-off, the terms of the policy may provide for continuance of insurance for a limited period. You should consult your Employer who is in a position to inform you as to the terms of the policy in this respect.



GM6000 TERI
GM6000 TER2
                                  11                                 TRM19Vl M
                                                                  TRM57 V-43 M

DEFINITIONS:

Active Service

You will be considered in Active Service:


     . on any of your Employer's scheduled work days if you are performing the regular duties of your work on that day either at your Employer's place of business or at some location to which you are required to travel for your Employers business.

     . on a day which is not one of your Employer's scheduled work days if you were in Active Service on the preceding scheduled work day.

Benefit Plan Service

Benefit Plan Service means service credited by a Participating Employer for the purpose of the applicable Benefit Plan.

Compensation

Compensation means remuneration for employment by a Participating Employer, as determined by the Participating Employer, payable in money. Remuneration includes base pay and other items of compensation as determined by the Participating Employer.

Covered Annuitant

Covered Annuitant means a person who acquired annuitant status under the applicable Benefit Plan of a Participating Employer, and still has it, and was insured for the insurance described in this certificate as a Covered Employee immediately before acquiring annuitant status.

Covered Employee

Covered Employee means a Qualifying Employee of a Participating Employer

     . who, in the case of a Covered Employee who first became eligible on or after April 1, 1990, has a classification of 36 or higher under Exxon's salary classification system, or who, in the case of a Covered Employee who first became eligible prior to April 1, 1990, satisfied the applicable salary requirement described below, and

     . who has reached the first day of the calendar year month in which the individual attains age 50.

An individual meets the pre-April 1, 1990 salary requirements if the individual's annual Normal Compensation rounded to the nearest $5,000 is -not less than

     . a dollar amount equal to the midpoint of Exxon's salary classification 36, in the case of a Covered Employee who first became eligible on or after October 1, 1979 but prior to April 1, 1990,

DEF1                              12

DEFINITIONS:

     . $90,000 - in the case of a Covered Employee who became eligible on or after January 1, 1978 but prior to October 1, 1979,

     . $75,000 - in the case of a Covered Employee who became eligible on or after August 1, 1975 but prior to January 1, 1978,

     . $60,000 - in the case of a Covered Employee who became eligible on or after October 10, 1974 but prior to August 1, 1975,

     . $50,000 - in the case of a Covered Employee who became eligible prior to October 10, 1974,




Employee


Employee means a Covered Employee.



Employer


The term Employer means the Policyholder and all Affiliated Employers.

Normal Compensation

Normal Compensation means compensation that the Participating Employer determines would be paid in normal circumstances.



Participating Employer



Participating Employer means EXXON CORPORATION or any operating unit or affiliated organization thereof that is participating in the insurance provided under the policy as certified to CG by either one of the organizations comprising the Employer.

Qualifying Employee


Qualifying Employee has the meaning stated in the contemporary text of the Benefit Plan(s) applicable to the Participating Employer.

CN004

                                                                         S38662N
DEF2                              13

                                    Mailing Address: Hartford, Connecticut 06152
                                             Home Office: Bloomfield Connecticut



                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY



POLICYHOLDER:  EXXON CORPORATION

ADDRESS:  Dallas, Texas

ACCOUNT NUMBER: 2044589

Group Insurance                    Effective        Anniversary
Policy and Policy Number           Date             Date
------------------------           ----             ----

Group Term Life Insurance          11-1-95          1-1
2044589-01
2044589-02

Survivor Income Insurance          11-1-95          1-1
(Family Income Insurance)
2044589-01

Group Accidental Death             11-1-95          1-1
and Dismemberment
Insurance
2044589-03


This policy is issued in Louisiana and shall be governed by its laws.


  BA: Michael Horan


These Policies contain the terms under which the Insurance Company agrees to insure certain Employees and pay benefits.

The Insurance Company and the Policyholder have agreed to all of the terms of these policies.

     /s/ DAVID C. KOPP                          /s/ JOHN WILKINSON
----------------------------               -----------------------------
Corporate Secretary                                 President

    /s/ MICHAEL HORAN                            January 5, 1996
---------------------------                      ---------------
    Registrar                                    Date Registered


Countersigned by       /s/ BARBRA BEITZ
              ---------------------------------
                 Licensed Resident Agent
CM5800 lC3

                                      Connecticut General Life Insurance Company
                                      ------------------------------------------




                                    CONTENTS



                                                                 Section
THE SCHEDULE
  THE INSURANCE SCHEDULE........................................3
  ALL OTHER SCHEDULE SECTIONS...................................Certificate

DEFINITIONS.....................................................Certificate

ELIGIBILITY.....................................................Certificate

EFFECTIVE DATE..................................................Certificate

BENEFITS
  Life Insurance................................................Certificate
  Family Income Insurance.......................................Certificate
                                                                Rider
  Accidental Death and Dismemberment Insurance..................Certificate

BENEFICIARY DESIGNATION.........................................Certificate

PAYMENT OF BENEFITS.............................................Certificate

TERMINATION OF INSURANCE........................................Certificate

LIFE CONVERSION PRIVILEGE.......................................Certificate

PREMIUMS........................................................28 and 34

CANCELLATION OF POLICY..........................................36

MISCELLANEOUS PROVISIONS........................................38, 40, and
                                                                Certificate



GM5800 2L-I1                     Section                                  V-15

                                    2                                     Spec.

                                      Connecticut General Life Insurance Company
                                      ------------------------------------------


                             THE INSURANCE SCHEDULE



The terms set forth herein and in the Certificate(s) listed below describe the insurance underwritten by the Insurance Company. These Certificates are included in and made a part of the policy(ies). Each Certificate is identified by a Certificate Number (CN).

Any reference in the certificate to "you" or "yours" refers to the Employee.

An Employee in any of the classes shown below may be insured but only for the policy(ies) listed for his Employee Class. The Effective Date shown below is the date on which a policy becomes effective for an Employee Class.

An Employee will become eligible and insured in accordance with the terms of the "Eligibility' and "Effective Date" sections of the Certificate.


   GROUP POLICY(IES)                    EMPLOYEE CLASS
-------------------------      ---------------------------------
Certificate                    Eligible                      Effective
Number      Policy(ies)        Employees                     Date
------      -----------        ---------                     ----

CN001       Life Insurance     Each Covered Employee and     1-1-93
            2044589-01         each Covered Annuitant

CN002       Accidental Death   Each Covered Employee         1-1-93
            and Dismemberment
            Insurance
            2044589-03

CN003       Life Insurance     Each Covered Employee and     11-1-95
            2044589-02         each Covered Annuitant

CN006       Life Insurance     Each Covered Employee         1-1-93
            2044589-01         (RSE Regular Employee)

CN007       Accidental Death   Each Covered Employee         1-1-93
            and Dismemberment  (RSE Regular Employee)
            Insurance
            2044589-03

CR7BNO01-1  Survivor Income    Each Covered Employee         1-1-93
            Insurance (Family
            Income Insurance)
            2044589-01



GM5800 3IS1                       Section

                                      Connecticut General Life Insurance Company
                                      ------------------------------------------




                                    PREMIUMS



PREMIUM PAYMENT. The first premium will be due on the Effective Date. After that, premium will be due monthly unless the Policyholder and the Insurance Company agree on some other method of premium payment. The Policyholder and the Insurance Company may agree to change the method of premium payment from time to time. Premiums are payable at the Home Office of the Insurance Company or to an authorized agent of the Insurance Company. in the event that the Policyholder receives notice of an injunction or order of rehabilitation or liquidation of the Insurance Company, premiums are payable to the State of Louisiana.

PREMIUM DUE DATE. After the Effective Date, the Premium Due Date will be the first of the month. The Anniversary Date will be the first of the month when the policy becomes effective. If the Policyholder and the Insurance Company agree that premiums will be paid on a quarterly, semiannual or annual basis, the Premium Due Date will be at the appropriate regular interval, quarterly, semiannually or annually. Premiums must be received at the Home Office or by an authorized agent of the Insurance Company on the Premium Due Date or the policy will be cancelled except as set forth in the Grace Period.

MONTHLY STATEMENT DATE. If premiums are to be paid monthly, the Monthly Statement Date will be the same as the Premium Due Date. If premiums are to be paid on a quarterly, semiannual or annual basis, the Monthly Statement Date will be the day in each month with the same number as the Premium Due Date.

MONTHLY PREMIUM STATEMENT. if premiums are due monthly, a Monthly Premium Statement will be prepared as of the Premium Due Date. This Monthly Premium Statement will show the premium due. If premiums are due quarterly, semiannually or annually, a Monthly Premium Statement will be prepared as of the Monthly Statement Date for the time from the Monthly Statement Date to the next Premium Due Date. This Monthly Statement will reflect any pro rata premium charges and credits due to changes in the number of insured persons and changes in insurance amounts that took place in the preceding month.

SIMPLIFIED ACCOUNTING. To simplify the accounting process, premium adjustments will be made on the Monthly Statement Date.



GM5800 34Cl                      Section                                 V-29
                                    34                                   Spec.

                                      Connecticut General Life Insurance Company
                                      ------------------------------------------





                              PREMIUMS (Continued)



LIFE INSURANCE PREMIUM. The monthly premium for Life Insurance will be a certain percentage of the Policyholder's monthly payroll. That percentage will be calculated by the Insurance Company based on the experience of this Life Insurance policy. That percentage will be subject to approval by the Policyholder.



GM5800 34LI2                     Section                                 V-7
                                    34                                  Spec.

                                      Connecticut General Life Insurance Company
                                      ------------------------------------------





                              PREMIUMS (Continued)



MONTHLY PREMIUM RATE FOR ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE. The monthly premium rate for Accidental Death and Dismemberment Insurance will be a certain percentage of the Policyholder's monthly payroll. That percentage will be calculated by the Insurance Company based on the experience of this Accidental Death and Dismemberment Insurance policy. That percentage will be subject to approval by the Policyholder.



GM5800 34DD1                     Section                                 V-10
                                   34                                    Spec.

                                      Connecticut General Life Insurance Company
                                      ------------------------------------------





                              PREMIUMS (Continued)



CHANGE IN METHOD OF PREMIUM PAYMENT. If premiums are to be paid other than monthly, the method of calculation is the same. However, the rate for each class is first changed to quarterly, semiannual or annual rates by multiplying them by 2.9852, 5.9557 or 11.8227 respectively. All results are taken to the nearer cent. If the Policyholder and the Insurance Company agree to a change in the method of premium payment or to a. change in the Anniversary Date, a pro rata adjustment will be made in the premium due.

CHANGES IN PREMIUM RATES. The premium rates may be changed by the Insurance Company from time to time with at least 31 days advance written notice. An increase will not be made more often than once in a 12 month period without approval by the Policyholder. If an increase in premium rates takes place on a date that is not a Premium Due Date, a pro rata premium will be due on the date of the increase. The pro rata premium will apply for the increase from the date of the increase to the next Premium Due Date. If a decrease in premium rates takes place on a date that is not a Premium Due Date, a pro rata credit will be granted. The pro rata credit will apply for the decrease from the date of the decrease to the next Premium Due Date.

The Insurance Company may change rates immediately if, following the latter of the effective date or renewal date, the enrolled population either increases or decreases by 15% or more.

As of any Anniversary Date after the policy has been in force for 12 months, the Insurance Company may grant a credit in such amount as it may determine, based on experience.



GM5800 34Cl                      Section                                 V-59
                                   34                                    Spec.

                                      Connecticut General Life Insurance Company
                                      ------------------------------------------





CANCELLATION OF POLICY


The Policyholder may cancel the policy as of any Premium Due Date by giving written notice to the Insurance Company before that date.

The Insurance Company may cancel the policy as of any Anniversary Date by giving written notice of cancellation to the Policyholder at least thirty days prior to such Anniversary Date.

If a premium is not received at the Home Office or by an authorized agent of the Insurance Company when due, the policy will automatically be cancelled as of the Premium Due Date, except as set forth below.

GRACE PERIOD. If, before a Premium Due Date, the Policyholder has not given written notice to the Insurance Company that the policy is to be cancelled, a Grace Period of 31 days will be granted for the payment of each premium after the initial premium. The policy will stay in effect during that time. If any premium is not received at the Home Office or by an authorized agent of the insurance Company by the end of the Grace Period, the policy will automatically be cancelled at the end of the Grace Period; except that, if the Policyholder has given written notice in advance of an earlier date of cancellation, the policy will be cancelled as of the earlier date. The Policyholder will be liable to the Insurance Company for any unpaid premium for the time the policy was in force.



GM5800 36C5                        Section                                 V-12
                                      36                                   Spec.

                                      Connecticut General Life Insurance Company
                                      ------------------------------------------

                            MISCELLANEOUS PROVISIONS

EXECUTION OF POLICY. The policy is executed at the Home Office of the Insurance Company. The Post Office address of the Insurance Company is Hartford, Connecticut.

CONSIDERATION. The policy is issued to the Policyholder in consideration of the application and payment of premiums.

INSURANCE DATA. The Policyholder will give the Insurance Company all of the data that it needs to calculate the premium and all other data that it may reasonably require. Failure of the Policyholder to give this data will not void or continue an Employee's insurance. The Insurance Company has the right to examine the Policyholder's records relative to these benefits at any reasonable time while the policy is in effect. It also has this right until all rights and obligations under the policy are finally determined.

MALE PRONOUN. The male pronoun as used herein will be deemed to include the female.

(The following is applicable only to Life Insurance)
MISSTATEMENT OF AGE. The misstatement of an Employee's age will not affect his amount of insurance. Premiums will be adjusted so that the Policyholder will pay the Insurance Company the premiums at the true age of the Employee.

INCONTESTABILITY. The Insurance Company will not contest the validity of the policy after two years from the date of issue except for non-payment of premiums. No statement made by an Employee as to his insurability will be used to contest the validity of the insurance after it has been in f6rce prior to the contest for a period of two years during the Employee's life. No statement made by an Employee will be used unless it is made in writing and signed by him.

(The following is applicable to all insurance)
ASSIGNMENTS

Life Insurance
An Employee may assign all of his rights in and to this Life Insurance with the written approval of the Policyholder. An assignment will transfer the interest of the Employee and any Beneficiary to the assignee. Any such assignment will remain in force until changed by the assignee. No assignment will be in effect until a copy is filed with the Insurance Company. However, the assignment may be filed with the Policyholder if the Insurance Company agrees in advance. The Insurance Company is not responsible for the validity or sufficiency of any assignment.

Survivor Income Insurance (Family Income Insurance)
No assignment of the Survivor Income Insurance (Family Income Insurance) on any Employee under the policy will be valid

Accidental Death and Dismemberment Insurance
No assignment of the Accidental Death and Dismemberment Insurance on any Employee under the policy will be valid.

GM5800 38Cl                        Section                                 V-17
                                      38                                   Spec.

                                      Connecticut General Life Insurance Company
                                      ------------------------------------------





                                   PROVISIONS



ENTIRE CONTRACT. The entire contract will be made up of the policy, the application of the Policyholder, a copy of which is attached to the policy, and the applications, if any, of the Employees.

POLICY CHANGES. Changes may be made in the policy only by amendment signed by the Policyholder and by the Insurance Company acting through its President, Vice President, Assistant Vice President or Director. No agent may change or waive any terms of the policy.

STATEMENTS NOT WARRANTIES. All statements made by the Policyholder or by an insured Employee will, in the absence of fraud, be deemed representations and not warranties. No statement made by the Policyholder or by the Employee to obtain insurance will be used to avoid or reduce the insurance unless it is made in writing and is signed by the Policyholder or the Employee and a copy is sent to the Policyholder, the Employee or his Beneficiary.

(The following is applicable to all Insurance except Life Insurance)

NOTICE OF CLAIM. Notice of claim must be given to the Insurance Company within one year after the occurrence or start of the loss on which claim is based.

If notice is not given in that time, the claim will not be invalidated or reduced if it is shown that notice was given as soon as was reasonably possible.

PHYSICAL EXAMINATION. The Insurance Company, at its own expense, will have the right to examine any person for whom claim is pending as often as it may reasonably require.



GM5800 4OC1                        Section                                V-19
                                      40                                  Spec.

                                      Connecticut General Life Insurance Company
                                      ------------------------------------------





                             PROVISIONS (Continued)


(The following is applicable to all Insurance except Life Insurance)

CLAIM FORMS. When the Insurance Company receives the notice of claim, it will give to the claimant, or to the Policyholder for the claimant, the claim forms it uses for filing proof of loss. This proof must describe the occurrence, character and extent of the loss for which claim is made.

PROOF OF LOSS. Written proof of loss must be given to the Insurance Company within 90 days after the date Notice of Claim is given to CG. If written proof of loss is not given in that time, the claim will not be invalidated nor reduced if it is shown that written proof of loss was given as soon as was reasonably possible.

LEGAL ACTIONS. No action at law or in equity will be brought to recover on the policy until at least 60 days after proof of loss has been filed with the Insurance Company. No action will be brought at all unless brought within 3 years after the time within which proof of loss is required by the policy.

TIME LIMITATIONS. If any time limit set forth in the policy for giving notice of claim or proof of loss, or for bringing any action at law or in equity is less than that permitted by the law of the state in which the Employee lives when the policy is issued, then the time limit provided in the policy is extended to agree with the minimum permitted by the law of that state.

PHYSICIAN/PATIENT RELATIONSHIP. The Employee will have the right to choose any physician who is practicing legally. The Insurance Company will in no way disturb the physician/patient relationship.

(The following is applicable to all Insurance)

CERTIFICATES. The Insurance Company will issue to the Policyholder for delivery to each insured Employee an individual certificate. The Policyholder will be responsible for distributing the certificates to its Employees. The certificate will show the benefits provided under the policy. It will set forth any changes in benefits due to age and to whom benefits will be paid. Nothing in the certificate will change or void the terms of the policy.



GM5800 4OC2                        Section                                 V-19
                                      40                                   Spec.

                               EXXON CORPORATION





                    Supplemental Life Insurance Certificate

                               Effective 11/1/95



CN003



TABLE OF CONTENTS

                                   Page

Certification.................     3
The Schedule..................     5
Eligibility - Effective Date..     6
Life Insurance................     7
Payment of Benefits...........     9
Termination of Insurance......    11
Definitions...................    12


                         PAGE INTENTIONALLY LEFT BLANK

                                            Home Office: Bloomfield, Connecticut
                                    Mailing Address: Hartford, Connecticut 06152





CONNECTICUT GENERAL LIFE INSURANCE COMPANY




A CIGNA company (called CG) certifies that it insures certain Employees for the benefits provided by the following policy(s):






POLICYHOLDER: EXXON CORPORATION



GROUP POLICY(IES) - COVERAGE
2044589-02    Life Insurance







This certificate describes the main features of the insurance. It does not waive or alter any of the terms of the policy(s). If questions arise, the policy(ies) will govern.

This certificate takes the place of any other issued to you on a prior date which described the insurance.



                                       /s/ DAVID C. KOPP
                                  ----------------------------
                                     Corporate Secretary



GM6000 C2                                                        V-2
                                       3                         CER7

                              Explanation of Terms



You will find terms starting with capital letters throughout your certificate. To help you understand your benefits, most of these terms are defined in the Definitions section of your certificate.





---------------------------------THE SCHEDULE--------------------------------
The Schedule is a brief outline of your maximum benefits which may be payable under your Insurance. For a full description of each benefit, refer to the appropriate section listed In the Table of Contents.

-------------------------------THE SCHEDULE-----------------------------------




LIFE INSURANCE (SUPPLEMENTAL GROUP LIFE INSURANCE)

For You

Amount of Life Insurance
                           One or two times your annual Normal Compensation if you are a Covered Employee

                           One times your annual Normal Compensation if you are a Covered Annuitant



Changes in Amount of Life Insurance


Any change in your amount of Life Insurance due to a change in Normal Compensation will take place on the date your Normal Compensation changes.

Any increase in the amount of your Life Insurance due to your election to increase the amount of your Life Insurance will take place on the date your Employer receives from CG its written acknowledgement that it agrees to insure you. In this circumstance, CG will require evidence of good health and may require that it be provided at your expense.

Any decrease in the amount of your Life Insurance due to your election to decrease the amount of insurance will take place on the date you submit the election to your Employer.

ELIGIBILITY - EFFECTIVE DATE



You will become eligible for insurance on the day you become a Covered Employee.

If you are a Covered Annuitant, you will become eligible for insurance on the day you become a Covered Annuitant.

Employee Insurance

This plan is offered to you as an Covered Employee or Covered Annuitant. Exxon pays the entire the cost of the Life Insurance described in this certificate.

Effective Date of Your Insurance

You will become insured on the date you elect the insurance by signing an approved election form, but no earlier than the date you become eligible. If you are a Late Entrant, your insurance will not become effective until your Employer receives from CG its written acknowledgement that it agrees to insure you.

Late Entrant

You are a Late Entrant if you elect the insurance more than 60 days after you become eligible. If you are a Late Entrant, CG will require evidence of good health and may require that it be provided at your expense.



GM6000 EL 1                                                              V-20
GM6000 EF 1                                                              V-2
                                       6                                 EL13 M

LIFE INSURANCE


Death Benefit
CG will pay the amount of your Life Insurance when it receives due proof that you died while- insured for this benefit. The amount payable is determined from The Schedule and the other terms of the policy.



GM6000 LI 23
                                       7
                                                                          LIF89

LIFE INSURANCE



Conversion Privilege

When your Life Insurance ceases, you may apply to CG for an individual converted life policy. It will be issued to you if you are Entitled to Convert and if you apply in writing and pay the first premium to CG within 31 days after the date your Life Insurance ceases. Evidence of good health is not needed.

Entitled To Convert
You are Entitled to Convert your Life Insurance only if:

     . your insurance ceases because you are no longer in Active Service or no longer eligible for Life Insurance.

     .     your insurance ceases or is reduced because of retirement.

     . the policy is cancelled for your class of Employees and you have been insured under the policy for at least five years before it is cancelled.

The amount of Life Insurance that you are Entitled to Convert will not be more than the amount of group Life Insurance that you lose. If all insurance under the policy is cancelled on the class of Employees to which you belong, the amount of insurance under the converted life policy will be the smaller of: (a) the amount of your insurance which ceases less any amount of group life insurance for which you become eligible within 31 days after the insurance ceases; or (b) $2,000.

The converted policy will be one of CG's- current offerings based on its rules for converted life policies. It will be issued at your attained age for the premium that applies to the class of risk to which you then belong. It will take effect on the 32nd day after your Life Insurance ceases. Neither term insurance nor disability benefits are offered under the converted life policy.

Payment During Conversion Period

If you die during the 31 days in which you may convert to an individual life policy, CG will pay to the Beneficiary designated under your group policy, the amount of insurance you could have converted. In this case, no payment will be made under the converted policy.



GM6000 L156                                                          V-20
GM6000 L157
                                       8                         LIF131 M

PAYMENT OF BENEFITS



To Whom Payable



Any benefits for loss of your life will be paid to your named Beneficiary.

Any amount of your loss of life benefits for which there is no designated or surviving Beneficiary will be paid, in a single sum to the first class of the following classes of Successive Preference Beneficiaries as shown below.

Successive Preference Beneficiaries

Successive Preference Beneficiaries are the following persons:

     .     your spouse.

     . your children. The single sum will be divided equally among your children who either survive you or die before you leaving children of their own who survive you. In the case of your child or each of your children who dies before you leaving children who survive you, that child's share will be divided equally among their child or children.

     . your surviving parents. The single sum will be divided equally between your parents if both your parents survive you.

     . your surviving brothers and sisters. The single sum will be divided equally among your brothers and sisters who either survive you or die before you leaving children of their own who survive you. In the case of each brother or sister who dies before you leaving children who survive you, that brothers or sisters share will be divided equally among their child or children.

     .     your executors or administrators.

If any person to whom benefits are payable is a minor, or in CG's opinion, is not able to give valid receipt for any payment due him, such payment will be made to his legal guardian.

Payment in the manner described above will release CG from all liability to the extent of any payment made.


GM6000 POB 8                                                     V-10
                                       9                         PMT25 M

PAYMENT OF BENEFITS



Time of Payment

All benefits will be paid by CG when it receives due proof of loss.

Life Payment Option
At your written request, your amount of Life Insurance will be paid in installments after your death rather than in one sum, based on CG's installment plans then available. If you do not make this request, your Beneficiary may do so, in writing, after your death.

Installment payments are not available if your amount of Life Insurance is less than $2500.

If your Beneficiary dies while receiving installment payments, the remaining installments, unless otherwise disposed of, will be commuted at the rate of 3% compound interest per year. Payment will then be made in one sum to the executors or administrators of your Beneficiary's estate.

Beneficiary Designation

Beneficiary

When you become insured, you should name someone as your Beneficiary to receive your Life Insurance benefits. Your Beneficiary designation will be filed with CG, or if agreed to in advance by CG, with the Policyholder.

Change of Beneficiary

You may change your Beneficiary at any time by completing a form satisfactory to CG and signed by you. No change will take effect until this form is received by CG (or by the Policyholder if CG has agreed to this in advance). When the form is received, the change will take effect as of the date on the form. If you die before the form is received, CG will not be liable for any payment it has already made.

Consent of Beneficiary

Your Beneficiary's consent will not be required to change the Beneficiary or to effect any other changes.



GM6000 POB 9                                                    V-1 1
GM6000 POB 10
                                      10                        PMT90 M

TERMINATION OF INSURANCE - EMPLOYEES

Your insurance will cease on the earliest date below:

     . the date you cease to be in a class of Covered Employees or cease to qualify for the insurance.

     .     the date the policy is cancelled.

     .     the date your Active Service ends except as described below.

Any continuation of insurance must be based on a plan which precludes individual selection.

If your Active Service ceases due to sickness, injury, leave of absence or temporary lay-off, the terms of the policy may provide for continuance of insurance for a limited period. You should consult your Employer who is in a position to inform you as to the terms of the policy in this respect.

Retirement

If your Active Service ends because you retire as a Covered Annuitant, your insurance will be continued until your Employer cancels the insurance.

The amount of life insurance continued in force on you after your retirement will be one times your Normal Compensation determined on your last day of Active Service.



GM6000 TER1
GM6000 TER2
                                                                    TRM19V1 M
                                      11                            TRM57V-43 M

DEFINITIONS:

Active Service

You will be considered in Active Service:

     . on any of your Employees scheduled work days if you are performing the regular duties of your work on that day either at your Employees place of business or at some location to which you are required to travel for your Employees business.

     . on a day which is not one of your Employees scheduled work days if you were in Active Service on the preceding scheduled work day.

Benefit Plan Service
Benefit Plan Service means service credited by a Participating Employer for the purpose of the applicable Benefit Plan.

Compensation
Compensation means remuneration for employment by a Participating Employer, as determined by the Participating Employer, payable in money. Remuneration includes base pay and other items of compensation as determined by the Participating Employer.

Covered Annuitant
Covered Annuitant means a person who acquired annuitant status under the applicable Benefit Plan of a Participating Employer, and still has it.

Covered Employee
Covered Employee means a Qualifying Employee of a Participating Employer

     . who, in the case of a Covered Employee who first became eligible on or after April 1, 1990, has a classification of 36 or higher under Exxon's salary classification system, or who, in the case of a Covered Employee who first became eligible prior to April 1, 1990, satisfied the applicable salary requirement described below, and

     . who has reached the first day of the calendar year month in which the individual attains age 50.

An individual meets the pre-April 1, 1990 salary requirements if the individual's annual Normal Compensation rounded to the nearest $5,000 is not less than

     . a dollar amount equal to the midpoint of Exxon's salary classification 36, in the case of a Covered Employee who first became eligible on or after October 1, 1979 but prior to April 1, 1990,

DEF1                                  12

DEFINITIONS:

     . $90,000 - in the case of a Covered Employee who became eligible on or after January 1, 1978 but prior to October 1, 1979,

     . $75,000 - in the case of a Covered Employee who became eligible on or after August 1, 1975 but prior to January 1, 1978,

     . $60,000 - in the case of a Covered Employee who became eligible on or after October 10, 1974 but prior to August 1, 1975,

     . $50,000 - in the case of a Covered Employee who became eligible prior to October 10, 1974,

Employee

Employee means a Covered Employee.

Employer

The term Employer means the Policyholder and all Affiliated Employers.

Normal Compensation

Normal Compensation means compensation that the Participating Employer determines would be paid in normal circumstances.

Participating Employer

Participating Employer means EXXON CORPORATION or any operating unit or affiliated organization thereof that is participating in the insurance provided under the policy as certified to CG by either one of the organizations comprising the Employer.

Qualifying Employee

Qualifying Employee has the meaning stated in the contemporary text of the Benefit Plan(s) applicable to the Participating Employer.



CN003
                                                                        S38659N
DEF2                                  13

                         INSTRUMENT ADOPTING EXECUTIVE
                    CONTRIBUTORY GROUP LIFE INSURANCE PLAN

     EXXON CORPORATION hereby adopts, effective as of November 1, 1995, the Executive Contributory Life Insurance Plan to read in its entirety like the document entitled "Executive Contributory Group Life Insurance Plan," Edition of November 1, 1995, that is attached hereto.

     IN WITNESS OF, EXXON CORPORATION, acting by and through its duly authorized officer, has caused this Instrument to be executed on December 15, 1997.



                                        EXXON CORPORATION


                                        By:    /s/  LEE R. RAYMOND
                                           -------------------------------------
                                               L. R. Raymond, Chairman


ATTEST:

  /s/  RON A. JARVIS
--------------------------
     Assistant Secretary

                                                     EDITION OF NOVEMBER 1, 1995


               EXECUTIVE CONTRIBUTORY GROUP LIFE INSURANCE PLAN
               ------------------------------------------------




             Parts
             -----

                  1.   Coverage

                  2.   Amount of Insurance

                  3.   Contributions by Covered Executives

                  4.   Payment of Benefit

                  5.   Designation of Beneficiary

                  6.   Miscellaneous

               EXECUTIVE CONTRIBUTORY GROUP LIFE INSURANCE PLAN
               ------------------------------------------------

                                 1.  Coverage
                                     --------

1.1  Eligibility to Participate
     --------------------------

     Each covered executive is eligible to participate in this Plan.
          -----------------

1.2  Election of Coverage
     --------------------

     A covered executive may at any time elect a level of coverage, elect
       -----------------
     to change a level of coverage, or elect to discontinue coverage under this Plan. Any election made under this Section 1.2 shall be made on such forms and in such manner as prescribed by the employer.
                                             --------

1.3  Effective Date of Coverage
     --------------------------

     (A)  Immediate Effective Date
          ------------------------

          A covered executive's coverage under this Plan becomes effective
            -------------------
          immediately upon the receipt by the employer of a properly completed
                                              --------
          election form electing such coverage if:

          (1)  The election form is received by the employer within 60 days of
                                                    --------
               the covered executive first receiving notification of
                   -----------------
               eligibility to participate in this Plan, or

          (2) In the case of an election to change the level of coverage, the new election is for a level of coverage that is less than the previous level of coverage.

     (B)  Delayed Effective Date
          ----------------------

          In cases other than those described in Paragraph (A), a covered
                                                                  -------
          executive's coverage or change in the level of coverage becomes
          -----------
          effective on the date the employer receives notification from the
                                    --------
          insurer that the insurer has, in its discretion, approved evidence of
          --------
          insurability submitted by the covered executive.
                                        -----------------

     (C)  Termination of Coverage
          -----------------------

          A covered executive's coverage under this Plan ceases at the earliest
            -------------------
          of the following times:

          (1)  When the covered executive's election to discontinue coverage is
                        -------------------
               received by the employer,
                               --------

          (2)  31 days after the individual terminates employment with the employer without a disability,
               --------

          (3)  The earlier of

               (a)  one year after the individual terminates employment with the employer with a disability, or
                    --------

               (b)  when such disability ends, or

          (4) When a contribution for such coverage becomes overdue as determined under Section 1.4(C) below.

1.4  Covered Executive's Contribution
     --------------------------------

     (A)  Contributions
          -------------

          A covered executive shall make contributions for the cost of coverage,
            -----------------
          as determined under Part 3 hereof.

     (B)  Withholding
          -----------

          Whenever a covered executive elects a level of coverage, the covered
                     -----------------                                 -------
          executive thereby effectively authorizes the employer to withhold from
          ---------                                    --------
          the covered executive's compensation the required employee
              -------------------
          contribution that is applicable to that level of coverage.

     (C)  Other Contributions
          -------------------

          Paragraph (B) shall not apply in the event a covered executive cancels
                                                       -----------------
          an authorization for the payment of contributions through payroll withholding or when the insurance for a covered executive is not owned
                                                  -----------------
          by the covered executive.  In such cases, the Administrator shall
                 -----------------                      -------------
          establish a procedure for collecting contributions from the covered
                                                                      -------
          executive or from the owner of the insurance and shall determine when
          ---------
          any such
          contributions become overdue for purposes of determining when insurance coverage ceases on account of non-payment of contributions.

     (D)  Timing
          ------

          The payment of contributions, either through withholding or otherwise, shall commence with the first full pay period after which a level of coverage becomes effective and shall continue for each pay period thereafter until and including the last pay period during which the covered executive's coverage ceases to be effective under Section
          -------------------
          1.3(C) above; provided that the administrator may wave the
                                          -------------
          contribution for the last period as necessary to accommodate the employer's payroll systems.
          ----------

1.5  Transition Coverage
     -------------------

     Notwithstanding any other provision of this Part 1, unless and until a different election is made by the covered executive, insurance coverage
                                       -----------------  ------------------
     shall be automatically effective as of the effective date with respect to
                                                --------------
     any covered executive who immediately prior to the effective date has
         ------- ---------                              --------------
     insurance coverage in effect under the Alternate Contributory Group Life Insurance Plan or the Additional Contributory Group Life Insurance Plan. The level of such insurance coverage shall be at the level provided under
                       ------------------
     both such Plans prior to the effective date.
                                  --------------


                           2.   Amount of Insurance
                                -------------------

2.1  In General
     ----------

     The levels of coverage that a covered executive may elect under the Plan
                                   -----------------
     are 1/2, 1, and 1-1/2 times the covered executive's annual base salary;
                                     -------------------
     provided, however, that a covered executive may elect 1 or 1-1/2 times
                               -----------------
     coverage only if the covered executive is not insured under any other
                          -----------------
     contributory group life insurance plan sponsored by the employer.
                                                             --------

2.2  Changes in Amount
     -----------------

     Any change in a covered executive's amount of coverage attributable to a
                     -------------------
     change in the covered executive's annual base salary will be effective on
                   -------------------
     the date the change in base salary is effective.


                   3.   Contributions by Covered Executives
                        -----------------------------------

The amount of the required contribution for a covered executive's coverage for
                                              ------------------- --------
any month is equal to the amount of coverage then in effect for the covered
                                    --------                        -------
executive, divided by 1,000, and multiplied by the cost factor set out in the
---------
following table that is applicable to the covered executive's age as of the
                                          -------------------
beginning of such month.

     ----------------------------------------------------------------------
            Covered Executive Age                      Cost Factor
            ---------------------                      -----------
     ----------------------------------------------------------------------
                      50                                  0.324
                      51                                  0.363
                      52                                  0.402
                      53                                  0.441
                      54                                  0.475
                      55                                  0.529
                      56                                  0.583
                      57                                  0.637
                      58                                  0.691
                      59                                  0.745
                      60                                  0.828
                      61                                  0.911
                      62                                  0.994
                      63                                  1.077
                      64                                  1.160
     ----------------------------------------------------------------------

                            4.   Payment of Benefit
                                 ------------------

4.1  Conditions for Payment of Benefit
     ---------------------------------

     If a covered executive dies while coverage for that covered executive is in
          -----------------                              -----------------
     effect, then, upon providing proof of death satisfactory to the insurer,
                                                                     -------
     the amount of coverage then in effect for the covered executive becomes
                                                   -----------------
     payable.

4.2  Form of Payment
     ---------------

     A benefit payable under this Plan shall be paid in a lump sum; provided, however, that the insurer may, at its discretion, permit the covered
                       -------                                    -------
     executive or a beneficiary to elect a different form of payment.
     ---------

4.3  To Whom Paid
     ------------

     A benefit payable upon a covered executive's death shall be paid as
                              -------------------
     follows:

     (A)  If a beneficiary designation is in effect at the time of the covered
                                                                       -------
          executive's death, the benefit shall be paid in accordance with such
          -----------
          designation.

     (B) If no beneficiary designation is in effect, the benefit shall be paid to the first of the following groups that has at least one member that survives the covered executive:
                       -----------------

          (1)  The covered executive's spouse.
                   -------------------

          (2)  The covered executive's children.  In this event, the benefit
                   -------------------
               will be divided equally among the children who survive the covered executive as well as the children who die before the
               -----------------
               covered executive leaving children of their own who survive the
               -----------------
               covered executive.  In the case of a covered executive's child
               -----------------                    -------------------
               who dies before the covered executive leaving children of his or
                                   -----------------
               her own who survive the covered executive, such child's share
                                       -----------------
               shall be divided equally among his or her surviving children.

          (3)  The covered executive's parents.  In this event, the benefit will
                   -------------------
               be divided equally among the parents if they both survive the covered executive.
               -----------------

          (4)  The covered executive's brothers and sisters.  In this event, the
                   -------------------
               benefit will be divided equally among the brothers and sisters who survive the covered executive as well as the brothers and
                               -----------------
               sisters who die before the covered executive leaving children of
                                          -----------------
               their own who survive the covered executive.  In the case of a
                                         -----------------
               brother or sister who dies before the covered executive leaving
                                                     -----------------
               children of his or her own who survive the covered executive,
                                                          -----------------
               such brother or sister's share shall be divided equally among his or her surviving children.

          (5)  The covered executive's executors or administrators.
                   -------------------

          For purposes of this Paragraph (B), a spouse, child, parent, brother, or sister of a covered executive shall include only someone having a
                         -----------------
          legal relationship with the covered executive.
                                      -----------------


                        5.   Designation of Beneficiary
                             --------------------------

A covered executive may designate one or more beneficiaries to receive the
  -----------------
payment of benefits upon the death of the covered executive, or may at any time
                                          -----------------
change or cancel a previously made beneficiary designation. Any beneficiary designation or change or cancellation thereof shall be made on such forms and in such manner as is satisfactory to the insurer. No beneficiary designation or
                                      -------
change or cancellation thereof shall become effective until received by the insurer or its designated agent.
-------


                              6.   Miscellaneous
                                   -------------

6.1  Policies of Insurance
     ---------------------

     Benefits shall be provided under this Plan through one or more policies of insurance issued by an insurer selected by the employer.
                            -------                 --------

6.2  Assignment of Insurance
     -----------------------

     (A)  Assignment
          ----------

          A covered executive may assign to another owner the covered
            -----------------                                 -------
          executive's interest in the insurance coverage in effect on the life
          ------------
          of the covered executive as provided under this Plan.  Such assignment
                 -----------------
          shall be made on such forms and in such manner as is acceptable to the employer and the insurer.
          --------         -------

     (B)  Effect of Assignment
          --------------------

          When an assignment of a covered executive's insurance coverage is in
                                  -------------------
          effect as described in Paragraph (A) above, the assignee under such assignment shall have the right to take all actions under the terms of this Program that the covered executive would otherwise have the right
                                -----------------
          to take, including, without limitation, the right to elect coverage, change levels of coverage, discontinue coverage, designate a beneficiary, and elect a form of payment.

6.3  Amendment and Termination
     -------------------------

     Exxon Corporation at any time, by action of any duly authorized officer, may amend or terminate this Plan in whole or in part.

6.4  Responsibilities and Authority of Administrator
     -----------------------------------------------

     The administrator shall fulfill all duties and responsibilities of a "plan
         -------------
     administrator" required by the Employee Retirement Income Security Act of 1974, as amended. The administrator shall have the authority to control
                            -------------
     and manage the operation and administration of this Plan, including, without limitation:

     (A) discretionary and final authority to determine eligibility and to administer this Plan in its application to each participant and
                                                          -----------
          beneficiary; and

     (B) discretionary and final authority to interpret this Plan, in whole or in part, including but not limited to, exercising such authority in conducting a full and fair review, with such interpretation being conclusive for all participants and beneficiaries under this Plan.
                             ------------

6.5  Claim Appeal Process
     --------------------

     (A)  Submission of Appeal
          --------------------

          In the event a claim for benefits is denied, the claimant has the right to appeal to the administrator. A written request to review a
                                 -------------
          denied claim must be received by the administrator within 90 days
                                               -------------
          after the claim denial. The request may state the reasons the claimant believes he or she is entitled to Plan benefits, and may be accompanied by supporting information and documentation for the administrator's consideration.
          ---------------

     (B)  Decision
          --------

          The administrator shall decide appeals in accordance with the
              -------------
          administrator's fiduciary authority set out in Section 6.4.  Appeal
          ---------------
          decisions will be made within 60 days of the receipt of the claim by the administrator unless special circumstances warrant an extension of
              -------------
          time.  If an extension of time is required, the administrator will
                                                          -------------
          notify the claimant of the extension. In all cases, the decision will be made no later than 120 days after the receipt of the claim by the administrator. The appeal decision shall be in writing, specify the
          -------------
          reasons for the decision, and refer to the relevant Plan provision(s) on which the decision is based.

6.6  Definitions
     -----------

     The following terms shall have the following meanings ascribed to them:

     (A) "Administrator" means the Manager of the Compensation and Executive Programs division of the Human Resources department of Exxon Corporation.

     (B) "Covered Employee" has the meaning set out in the General Provisions of the Benefit Plan of Exxon Corporation and Participating Affiliates.

     (C)  "Covered Executive" means a covered employee who
                                      ----------------

          (1)  in the case of an individual who first qualified as a covered
                                                                     -------
               executive on or after April 1, 1990, has a classification level
               ---------
               of 36 or higher and is at least 50 years old; or

          (2)  in the case of an individual who first qualified as a covered
                                                                     -------
               executive prior to April 1, 1990, qualified under the provisions
               ---------
               of the Executive Life Insurance Program in existence at such time.

     (D)  "Effective date" means November 1, 1995.

     (E) "Employer" has the meaning set out in the General Provisions of the Benefit Plan of Exxon Corporation and Participating Affiliates.

     (F) "Insurer" means the insurance company that is the issuer of the policy of insurance described in Section 6.1 above.

                       INSTRUMENT ADOPTING SUPPLEMENTAL
                           GROUP LIFE INSURANCE PLAN

     EXXON CORPORATION hereby adopts, effective as of November 1, 1995, the Supplemental Group Life Insurance Plan to read in its entirety like the document entitled "Supplemental Group Life Insurance Plan," Edition of November 1, 1995, that is attached hereto.

     IN WITNESS OF, EXXON CORPORATION, acting by and through its duly authorized officer, has caused this Instrument to be executed on December 15, 1997.



                                      EXXON CORPORATION


                                      By:      /s/  LEE R. RAYMOND
                                         -----------------------------------
                                               L. R. Raymond, Chairman


ATTEST:

  /s/  RON A. JARVIS
---------------------------
     Assistant Secretary

                                                     EDITION OF NOVEMBER 1, 1995


                                 SUPPLEMENTAL
                                 ------------

                           GROUP LIFE INSURANCE PLAN
                           -------------------------




          Articles
          --------

                 1.   Participation and Coverage

                 2.   Levels of Insurance Coverage

                 3.   Payment of Benefit

                 4.   Designation of Beneficiary

                 5.   Miscellaneous

                                 SUPPLEMENTAL
                                 ------------

                           GROUP LIFE INSURANCE PLAN
                           -------------------------


                        1.  Participation and Coverage
                            --------------------------

1.1  Eligibility to Participate
     --------------------------

     (A)  Covered Executive
          -----------------

          Each covered executive is automatically a participant in this Plan.
               -----------------                    -----------

     (B)  Covered Annuitant
          -----------------

          Each person who becomes a covered annuitant on or after the effective
                                    -----------------                 ---------
          date, and who is a covered executive immediately prior to becoming a
          ----               -----------------
          covered annuitant is automatically a participant in this Plan.  In
          -----------------                    -----------
          addition, each person who

          (1)  became a covered annuitant prior to the effective date, and
                        -----------------              --------------

          (2) was covered under the Alternate Group Life Insurance Plan immediately prior to the effective date,
                                        --------------
          is automatically a participant in the Plan.
                             -----------

1.2  Election of Insurance Coverage
     ------------------------------

     A participant may at any time elect a level of insurance coverage, may
       -----------
     elect to change a level of insurance coverage, or may elect to discontinue insurance coverage under the Plan. Any election made under this Section
     1.2 shall be made on such forms and in such manner as prescribed by the employer.
     --------

1.3  Effective Date of Insurance Coverage
     ------------------------------------

     (A)  Immediate Effective Date
          ------------------------

          A participant's insurance coverage becomes effective immediately upon
            -------------
          the receipt by the employer of a properly completed election form
                             --------
          electing such insurance coverage if:

          (1)  The election form is received by the employer within 60 days of
                                                    --------
               the participant first receiving notification of eligibility to
                   -----------
               participate in this Plan, or

          (2) In the case of an election to change the level of insurance coverage, the new election is for a level of coverage that is less than the previous level of coverage.

     (B)  Delayed Effective Date
          ----------------------

          In cases other than those described in Paragraph (A), a participant's
                                                                  -------------
          insurance coverage or change in the level of insurance coverage becomes effective on the date the employer receives notification from
                                            --------
          the insurer that the insurer has, in its discretion, approved evidence
              -------          -------
          of insurability submitted by the participant.
                                           -----------

     (C)  Termination of Insurance Coverage
          ---------------------------------

          A participant's insurance coverage ceases at the earliest of the
            -------------
          following times:

          (1)  When the participant's election to discontinue insurance coverage
                        -------------
               is received by the employer,
                                  --------

          (2)  31 days after a covered executive terminates employment with the
                               -----------------
               employer without becoming a covered annuitant or without a
               --------                    -----------------
               disability, or

          (3)  The earlier of

               (a)  one year after a covered executive terminates employment
                                     -----------------
                    with the employer without becoming a covered annuitant but
                             --------                    -----------------
                    with a disability, or

               (b)  when such disability ends.

1.4  Transition Coverage
     -------------------

     Notwithstanding any other provision of this Article 1, the following rules shall apply with respect to a participant's insurance coverage as of the
                                   -------------
     effective date unless and until a different election is made by the
     --------------
     participant.
     -----------

     (A)  Covered Executive
          -----------------

          Insurance coverage shall be automatically effective as of the effective date with respect to any covered executive who immediately
          --------------                     -----------------
          prior to the effective date has insurance coverage in effect under the
                       --------------
          Supplemental Group Life Insurance Plan. The level of such coverage shall be at the same level as prior to the effective date.
                                                     --------------

     (B)  Covered Annuitant
          -----------------

          Insurance coverage shall be automatically effective as of the effective date with respect to any covered annuitant who immediately
          --------------                     -----------------
          prior to the effective date has insurance coverage in effect under the
                       --------------
          Alternate Group Life Insurance Plan.


                       2.   Levels of Insurance Coverage
                            ----------------------------

2.1  In General
     ----------

     The levels of insurance coverage that a covered executive may elect under
                                             -----------------
     the Plan are 1 and 2 times the covered executive's annual base pay.  The
                                    -------------------
     level of insurance coverage that a participant who is a covered annuitant
                                        -----------          -----------------
     has under the Plan is 1 times the covered annuitant's annual base pay
                                       -------------------
     immediately prior to becoming a covered annuitant.
                                     -----------------

2.2  Changes in Amount
     -----------------

     Any change in a covered executive's amount of insurance coverage
                     -------------------
     attributable to a change in the covered executive's annual base pay will be
                                     -------------------
     effective on the date the change in base pay is effective.


                            3.   Payment of Benefit
                                 ------------------

3.1  Conditions for Payment of Benefit
     ---------------------------------

     If a participant dies while insurance coverage for that participant is in
          -----------                                        -----------
     effect, then the amount of insurance coverage then in effect for the participant becomes payable; provided, that proof of death satisfactory to
     -----------
     the insurer must be provided before any benefit becomes payable.
         -------

3.2  Form of Payment
     ---------------

     A benefit payable under Section 3.1 above upon a participant's death shall
                                                      -------------
     be paid in a lump sum; provided, however, that the insurer may, at its
                                                        -------
     discretion, permit a participant or a beneficiary to elect a different form
                          -----------
     of payment.

3.3  To Whom Paid
     ------------

     A benefit payable under Section 3.1 above upon a participant's death shall
                                                      -------------
     be paid as follows:

     (A) If a beneficiary designation is in effect at the time of the participant's death, the benefit shall be paid in accordance with such
          -------------
          designation.

     (B) If no beneficiary designation is in effect, the benefit shall be paid to the first of the following groups that has at least one member that survives the participant:
                       -----------

          (1)  The participant's spouse.
                   -------------

          (2)  The participant's children.  In this event, the benefit will be
                   -------------
               divided equally among the children who survive the participant as
                                                                  -----------
               well as the children who die before the participant leaving
                                                       -----------
               children of their own who survive the participant.  In the case
                                                     -----------
               of a participant's child who dies before the participant leaving
                    -------------                           -----------
               children of his or her own who survive the participant, such
                                                          -----------
               child's share shall be divided equally among his or her surviving children.

          (3)  The participant's parents.  In this event, the benefit will be
                   -------------
               divided equally among the parents if they both survive the participant.
               -----------

          (4)  The participant's brothers and sisters.  In this event, the
                   -------------
               benefit will be divided equally among the brothers and sisters who survive the participant as well as the brothers and sisters
                               -----------
               who die before the participant leaving children of their own who
                                  -----------
               survive the participant.  In the case of a brother or sister who
                           -----------
               dies before the participant leaving children of his or her own
                               -----------
               who survive the participant, such brother or sister's share shall
                               -----------
               be divided equally among his or her surviving children.

          (5)  The participant's executors or administrators.
                   -------------

          For purposes of this Paragraph (B), a spouse, child, parent, brother, or sister of a participant shall include only someone having a legal
                         -----------
          relationship with the participant.
                                -----------

                        4.   Designation of Beneficiary
                             --------------------------

4.1  Designation
     -----------

     A participant may designate one or more beneficiaries to receive the
       -----------
     payment of benefits upon the death of the participant, or may at any time
                                               -----------
     change or cancel a previously made beneficiary designation.

4.2  Forms and Submission
     --------------------

     Any beneficiary designation or change or cancellation thereof shall be made on such forms and in such manner as is satisfactory to the insurer. No
                                                                -------
     beneficiary designation or change or cancellation thereof shall become effective until received by the insurer or its designated agent.
                                     -------

4.3  Designation Made Under Supplemental Death Benefit Plan
     ------------------------------------------------------

     If a participant elects coverage under this Plan in lieu of death benefit
          -----------
     coverage under the Supplemental Death Benefit Plan, any beneficiary designation in effect for the participant under the Supplemental Death
                                   -----------
     Benefit Plan at the time of such election shall continue as a valid beneficiary designation under this Plan unless and until it is properly superceded.


                              5.   Miscellaneous
                                   -------------

5.1  Plan Funding
     ------------

     Benefits under this Plan shall be provided through one or more policies of insurance issued by an insurer selected by the employer. The funding for
                            -------                 --------
     such policies shall be paid for by the employer; no participant
                                            --------     -----------
     contributions will be required.

5.2  Assignment of Insurance
     -----------------------

     (A)  Assignment
          ----------

          A participant may assign to another owner the participant's interest
            -----------                                 --------------
          in the insurance coverage in effect on the life of the participant
                                                                 -----------
          under this Plan. Such assignment shall be made on such forms and in such manner as is acceptable to the employer and the insurer.
                                              --------         -------

     (B)  Effect of Assignment
          --------------------

          (1)  In General
               ----------

               When an assignment of a participant's insurance coverage is in
                                       -------------
               effect as described in Paragraph (A) above, then, except as provided in paragraph (2) below, the assignee under the assignment shall have the right to take all actions under the terms of this Plan with respect to such insurance coverage that the participant would otherwise have the right to take,
                   -----------
               including, without limitation, the right to elect insurance coverage, change levels of insurance coverage, designate a beneficiary, and elect a form of payment.

          (2)  Exception
               ---------

               An assignee under an assignment shall not have the right under this Plan to elect to discontinue insurance coverage.

5.3  Amendment and Termination
     -------------------------

     Exxon Corporation at any time, by action of any duly authorized officer, may amend or terminate this Plan in whole or in part.

5.4  Responsibilities and Authority of Administrator
     -----------------------------------------------

     The administrator shall fulfill all duties and responsibilities of a "plan administrator" required by the Employee Retirement Income Security Act of 1974, as amended. The administrator shall have the authority to control and manage the operation and administration of this Plan, including, without limitation:

     (A) discretionary and final authority to determine eligibility and to administer this Plan in its application to each participant and beneficiary; and

     (B) discretionary and final authority to interpret this Plan, in whole or in part, including but not limited to, exercising such authority in conducting a full and fair review, with such interpretation being conclusive for all participants and beneficiaries under this Plan.

5.5  Claim Appeal Process
     --------------------

     (A)  Submission of Appeal
          --------------------

          In the event a claim for benefits is denied, the claimant has the right to appeal to the administrator. A written request to review a
                                 -------------
          denied claim must be received by the administrator within 90 days
                                               -------------
          after the claim denial. The request may state the reasons the claimant believes he or she is entitled to Plan benefits, and may be accompanied by supporting information and documentation for the administrator's consideration.
          ---------------

     (B)  Decision
          --------

          The administrator shall decide appeals in accordance with the
              -------------
          administrator's fiduciary authority set out in Section 5.4.  Appeal
          ---------------
          decisions will be made within 60 days of the receipt of the claim by the administrator unless special circumstances warrant an extension of
              -------------
          time.  If an extension of time is required, the administrator will
                                                          -------------
          notify the claimant of the extension. In all cases, the decision will be made no later than 120 days after the receipt of the claim by the administrator. The appeal decision shall be in writing, specify the
          -------------
          reasons for the decision, and refer to the relevant Plan provision(s) on which the decision is based.

5.6  Definitions
     -----------

     The following terms shall have the following meanings ascribed to them:

     (A) "Administrator" means the Manager of the Compensation and Executive Plans division of the Human Resources Department of Exxon Corporation.

     (B) "Covered Annuitant" means someone who has acquired annuitant status under the Benefit Plan of Exxon Corporation and Participating Affiliates.

     (C) "Covered Employee" has the meaning set out in the General Provisions of the Benefit Plan of Exxon Corporation and Participating Affiliates.

     (D)  "Covered Executive" means a covered employee who
                                      ----------------

          (1)  in the case of an individual who first qualified as a covered
                                                                     -------
               executive on or after April 1, 1990, has a classification level
               ---------
               of 36 or higher and is at least 50 years old; or

          (2)  in the case of an individual who first qualified as a covered
                                                                     -------
               executive prior to April 1, 1990, qualified under the provisions
               ---------
               of the Executive Insurance Program in existence at such time.

     (E)  "Effective Date" means November 1, 1995.

     (F) "Employer" has the meaning set out in the General Provisions of the Benefit Plan of Exxon Corporation and Participating Affiliates.

     (G) "Insurer" means the insurance company that is the issuer of the policy of insurance described in Section 5.1 above.

     (H)  "Participant" means a covered executive, covered annuitant, or both,
                                -----------------  -----------------
          as the context requires.

                            INSTRUMENT ADOPTING THE
                        SUPPLEMENTAL DEATH BENEFIT PLAN

     EXXON CORPORATION hereby adopts, effective as of November 1, 1995, the Supplemental Death Benefit Plan to read in its entirety like the document entitled "Supplemental Death Benefit Plan," Edition of November 1, 1995, that is attached hereto.

     IN WITNESS OF, EXXON CORPORATION, acting by and through its duly authorized officer, has caused this Instrument to be executed on January 23, 1998.


                                          EXXON CORPORATION


                                          By:  /s/  LEE R RAYMOND
                                             -----------------------------------
                                               L. R. Raymond, Chairman

ATTEST:

  /s/  RON A. JARVIS
--------------------------
     Assistant Secretary

                                                     EDITION OF NOVEMBER 1, 1995





                        SUPPLEMENTAL DEATH BENEFIT PLAN
                        -------------------------------





          Articles
          --------

                 1.   Participation and Coverage

                 2.   Payment of Benefit

                 3.   Designation of Beneficiary

                 4.   Miscellaneous

                        SUPPLEMENTAL DEATH BENEFIT PLAN
                        -------------------------------


                         1.  Participation and Coverage
                             --------------------------

1.1  Eligibility to Participate
     --------------------------

     (A)  Covered Executive
          -----------------
          Each covered executive is automatically a participant in this Plan.
               -----------------                    -----------

     (B)  Covered Annuitant
          -----------------
          Each person who becomes a covered annuitant on or after the effective
                                    -----------------                 ---------
          date, and who is a covered executive immediately prior to becoming a
          ----               -----------------
          covered annuitant is automatically a participant in this Plan.  In
          -----------------                    -----------
          addition, each person who

          (1)  became a covered annuitant prior to the effective date, and
                        -----------------              --------------

          (2) was covered under the Alternate Group Life Insurance Plan immediately prior to the effective date,
                                        --------------
          is automatically a participant in the Plan.
                             -----------

1.2  Death Benefit Coverage
     ----------------------

     (A)  When Coverage Is Effective
          --------------------------
          Death benefit coverage is effective for any participant for any period
                                                      -----------
          of time during which insurance coverage under the Exxon Supplemental Group Life Insurance Plan is not in effect for the participant.
                                                             -----------
     (B)  Termination of Coverage
          -----------------------
          A participant's death benefit coverage ceases at the earliest of the
            -------------
          following times:

          (1)  When the participant's election for insurance coverage under the
                        -------------
               Exxon Supplemental Group Life Insurance Plan becomes effective,

          (2)  When a covered executive terminates employment with the employer
                      -----------------                                --------
               without becoming a covered annuitant or without a disability, or
                                  -----------------

          (3)  The earlier of

               (a)  one year after a covered executive terminates employment
                                     -----------------
                    with the employer without becoming a covered annuitant but
                             --------                    -----------------
                    with a disability, or

               (b)  when such disability ends.

1.3  Levels of Coverage
     ------------------

     The level of death benefit coverage that a covered executive has under the
                                                -----------------
     Plan is 2 times the covered executive's annual base pay.  The level of
                         -------------------
     death benefit coverage that a participant who is a covered annuitant has
                                   -----------          -----------------
     under the Plan is 1 times the covered annuitant's annual base pay
                                   -------------------
     immediately prior to becoming a covered annuitant.
                                     -----------------

                            2.   Payment of Benefit
                                 ------------------

2.1  Conditions for Payment of Benefit
     ---------------------------------

     If a participant dies while death benefit coverage for that participant is
          -----------                                            -----------
     in effect, then the amount of death benefit coverage then in effect for the participant becomes payable; provided, that proof of death satisfactory to
     -----------
     the administrator must be provided before any benefit becomes payable.
         -------------

2.2  Form of Payment
     ---------------

     A benefit payable under Section 2.1 above upon a participant's death shall
                                                      -------------
     be paid in a lump sum; provided, however, that the administrator may, at
                                                        -------------
     his or her discretion, permit a participant or a beneficiary to elect a
                                     -----------
     different form of payment.

2.3  To Whom Paid
     ------------

     A benefit payable under Section 2.1 above upon a participant's death shall
                                                      -------------
     be paid as follows:

     (A) If a beneficiary designation is in effect at the time of the participant's death, the benefit shall be paid in accordance with such
          -------------
          designation.

     (B) If no beneficiary designation is in effect, the benefit shall be paid to the first of the following groups that has at least one member that survives the participant:
                       -----------

          (1)  The participant's spouse.
                   -------------

          (2)  The participant's children.  In this event, the benefit will be
                   -------------
               divided equally among the children who survive the participant as
                                                                  -----------
               well as the children who die before the participant leaving
                                                       -----------
               children of their own who survive the participant.  In the case
                                                     -----------
               of a participant's child who dies before the participant leaving
                    -------------                           -----------
               children of his or her own who survive the participant, such
                                                          -----------
               child's share shall be divided equally among his or her surviving children.

          (3)  The participant's parents.  In this event, the benefit will be
                   -------------
               divided equally among the parents if they both survive the participant.
               -----------

          (4)  The participant's brothers and sisters.  In this event, the
                   -------------
               benefit will be divided equally among the brothers and sisters who survive the participant as well as the brothers and sisters
                               -----------
               who die before the participant leaving children of their own who
                                  -----------
               survive the participant.  In the case of a brother or sister who
                           -----------
               dies before the participant leaving children of his or her own
                               -----------
               who survive the participant, such brother or sister's share shall
                               -----------
               be divided equally among his or her surviving children.

          (5)  The participant's executors or administrators.
                   -------------
          For purposes of this Paragraph (B), a spouse, child, parent, brother, or sister of a participant shall include only someone having a legal
                         -----------
          relationship with the participant.
                                -----------

                        3.   Designation of Beneficiary
                             --------------------------

3.1  Designation
     -----------

     A participant may designate one or more beneficiaries to receive the
       -----------
     payment of benefits upon the death of the participant, or may at any time
                                               -----------
     change or cancel a previously made beneficiary designation.

3.2  Forms and Submission
     --------------------

     Any beneficiary designation or change or cancellation thereof shall be made on such forms and in such manner as is satisfactory to the administrator.
                                                                -------------
     No beneficiary designation or change or cancellation thereof shall become effective until received by the administrator.
                                     -------------

3.3  Designation Made Under Supplemental Death Benefit Plan
     ------------------------------------------------------

     If a participant commences coverage under this Plan as a result of a
          -----------
     discontinuation of coverage under the Supplemental Group Life Insurance Plan, any beneficiary designation in effect for the participant under the
                                                         -----------
     Supplemental Group Life Insurance Plan at such time shall continue as a valid beneficiary designation under this Plan unless and until it is properly superceded

                               4.  Miscellaneous
                                   -------------
4.1  Plan Funding
     ------------

     Death benefits payable under this Plan shall be paid out of the general assets of the employer; no participant contributions will be required or
                   --------     -----------
     permitted.

4.2  No Assignment
     -------------

     No assignment of benefits under this Plan shall be permitted.

4.3  Amendment and Termination
     -------------------------

     Exxon Corporation at any time, by action of any duly authorized officer, may amend or terminate this Plan in whole or in part.

4.4  Responsibilities and Authority of Administrator
     -----------------------------------------------

     The administrator shall fulfill all duties and responsibilities of a "plan
         -------------
     administrator" required by the Employee Retirement Income Security Act of 1974, as amended. The administrator shall have the authority to control
                            -------------
     and manage the operation and administration of this Plan, including, without limitation:

     (A) discretionary and final authority to determine eligibility and to administer this Plan in its application to each participant and
                                                          -----------
          beneficiary; and

     (B) discretionary and final authority to interpret this Plan, in whole or in part, including but not limited to, exercising such authority in conducting a full and fair review, with such interpretation being conclusive for all participants and beneficiaries under this Plan.
          ------------

4.5  Claim Appeal Process
     --------------------

     (A)  Submission of Appeal
          --------------------

          In the event a claim for benefits is denied, the claimant has the right to appeal to the administrator. A written request to review a
                                 -------------
          denied claim must be received by the administrator within 90 days
                                               -------------
          after the claim denial. The request may state the reasons the claimant believes he or she is entitled to Plan benefits, and may be accompanied by supporting information and documentation for the administrator's consideration.
          ---------------

     (B)  Decision
          --------

          The administrator shall decide appeals in accordance with the
              -------------
          administrator's fiduciary authority set out in Section 5.4.  Appeal
          ---------------
          decisions will be made within 60 days of the receipt of the claim by the administrator unless special circumstances warrant an extension of
              -------------
          time.  If an extension of time is required, the administrator will
                                                          -------------
          notify the claimant of the extension. In all cases, the decision will be made no later than 120 days after the receipt of the claim by the administrator.  The appeal decision shall be in writing, specify the
          -------------
          reasons for the decision, and refer to the relevant Plan provision(s) on which the decision is based.

4.6  Definitions
     -----------

     The following terms shall have the following meanings ascribed to them:

     (A) "Administrator" means the Manager of the Compensation and Executive Plans division of the Human Resources Department of Exxon Corporation.

     (B) "Covered Annuitant" means someone who has acquired annuitant status under the Benefit Plan of Exxon Corporation and Participating Affiliates.

     (C) "Covered Employee" has the meaning set out in the General Provisions of the Benefit Plan of Exxon Corporation and Participating Affiliates.

     (D)  "Covered Executive" means a covered employee who
                                      ----------------

          (1)  in the case of an individual who first qualified as a covered
                                                                     -------
               executive on or after April 1, 1990, has a classification level
               ---------
               of 36 or higher and is at least 50 years old; or

          (2)  in the case of an individual who first qualified as a covered
                                                                     -------
               executive prior to April 1, 1990, qualified under the provisions
               ---------
               of the Executive Insurance Program in existence at such time.

     (E)  "Effective Date" means November 1, 1995.

     (F) "Employer" has the meaning set out in the General Provisions of the Benefit Plan of Exxon Corporation and Participating Affiliates.

     (G)  "Participant" means a covered executive, covered annuitant, or both,
                                -----------------  -----------------
          as the context requires.